Exhibit 3.124

[ILLEGIBLE]
Secretary of State
101 North Carson Street Suite 3 Carson City, Nevada 89701-47 [ILLEGIBLE] (775) 684 5708
Important: Read attached instructions before completing form. [ILLEGIBLE]
Articles of Incorporation
(PURSUANT TO NRS 78)
Office Use Only
FILED # C3699-00
FEB 10 2000 $12[ILLEGIBLE]
1. Name of Corporation: 2. Resident Agent Name and Street Address:
(must be a Nevada address where process may be served)
3. Shares: (No of shares corporation authorized to issue)
4. Governing Board: (Check one)
Names, Addresses, Number of Board of Directors/Trustees:
5. Purpose: (Optional-See Instructions)
6. Other Matters: (See Instructions)
7. Names, Addresses and Signatures of Incorporators: (Signatures must be notarized) Attach additional pages if there are more than 2 incorporators Notary:
8. Certificate of Acceptance of Appointment of Resident Agent:
Jayco Administration, Inc.
Joyce L. Ray, Ph.D.
Name
3418 Costa Verde Las Vegas, NEVADA 89146
Street Address City Zip Code
Number of shares with par value: 2500.
Par value: 10. –
Number of shares without par value: Shall be styled as 2 Directors or - Trustees
The First Board of Directors/Trustees shall consist of 2 members whose names and addresses are as follows
Joyce L. Ray, Ph. D Name Ruth Kane Name
3418 Costa Verde Las Vegas 89146 P.O. Box 8175 Anaheim CA928
Address City, State, Zip Address
Address City, State, Zip
The purpose of this Corporation shall be:
Medical Administration
Number of additional pages attached:
Joyce L. Ray, Ph.D.
Name
3418 Costa Verde Las Vegas NV 89146
Address City, State, Zip
Ruth Kane
P.O. Box 8175 Ana CA928
Address City, State, Zip
Signature Signature Joyce L. Ray, Ph D.
This instrument was acknowledged before me on This instrument was acknowledged before me on , by ,
Name of person Name of person As incorporator As incorporator of of
(Name of party on behalf of whom instrument executed) (Name of party on behalf of whom instrument executed
Notary Public Signature Notary Public Signature
FEB 10 2000
(affix notary stamp or seal) (affix notary stamp or seal)
SECRETARY OF STATE
RECEIVED FEB 10 2000 SECRETARY OF STATE
I, Joyce L. Ray, Ph.D. hereby accept appointment as Resident Agent for the above named corporation.
Signature of Resident Agent Date Joyce L. Ray, Ph.D. 2-10-2000
This form must be accompanied by appropriate fees. See attached fee schedule.
Nevada Secretary of State FORM CORPART1999.01
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